UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               September 20, 2007
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                               Exterra Energy Inc.
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             (Exact name of Registrant as specified in its Charter)

            Nevada                     000-52319             20-5086877
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  (State or other jurisdiction   (Commission File No.)   (IRS Employer
  of incorporation)                                      Identification No.)


            115 West 7th Street, Suite 1415, Fort Worth, Texas 76102
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               (Address of principal executive offices) (Zip Code)


                                  817-980-8079
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.01    Entry into a Material Definitive Agreement.

     On September 19, 2007, the Company entered into an agreement for the acquisition of all of the assets of Star of Texas Energy Services, Inc., Star of Texas Minerals Resources LLC, Hydro-FX, Inc. and Barnett Holding, LLC located in Lago Vista, Texas. Mr. Ray Ledesma is a principal owner of the selling companies and is a shareholder and director of the Company. The assets consist of oil and gas working interests and overriding royalty interests in over 80 wells primarily in North Central Texas (Denton, Wise, Hood, Parker, Jack, Hill and Tarrant Counties) and producing out of the Barnett Shale. The assets also include interests in gathering systems, undeveloped leases, vehicles and office furniture. The agreement provides for a closing date of the purchase of the assets to be on September 29, 2007. The purchase price for the Assets is $6,000,000.00 payable in shares of restricted common stock of the Company valued at $0.75 per share for a total of 8,000,000 shares.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The Company announces that effective September 19, 2007 and following the signing of the agreement referenced in Item 1.01 above, Mr. Gordon McDougall resigned as Chief Executive Officer of the Company and was appointed as President of the Company; Mr. James D. Romano resigned as President of the Company, but retained his position as Chief Financial Officer of the Company and Mr. Ray Ledesma was appointed as Chief Executive Officer of the Company with all officers to serve in their respective capacities until the next annual meeting of the Directors. All three remain as directors of the Company.

Item 9.01    Exhibits

     Exhibit No. 10.2   Agreement of Purchase and Sale of Star of Texas Energy
                        Services, Inc. and Star of Texas Minerals Resources LLC.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               EXTERRA ENERGY INC.,


                                               /s/ Gordon C. McDougall
                                               -----------------------
                                               GORDON C. MCDOUGALL
                                               President

                                               Dated: September 20, 2007